UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2024
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Kulicke and Soffa Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on March 13, 2024 at 1:00 p.m. Singapore Time (the “2024 Annual Meeting”).
During the 2024 Annual Meeting, the Company’s shareholders approved the amendment to the Company's amended and restated by-laws to limit the liability of officers of the Company as permitted by the recent amendments to the Pennsylvania Business Corporation Law of 1988.
The Company’s Board of Directors adopted such amendments to the Company's amended and restated by-laws (the "Updated By-laws") on March 13, 2024 immediately after the 2024 Annual Meeting, and the Updated By-laws took immediate effect thereafter.
The foregoing descriptions are summaries only, and are qualified in their entirety by reference to the complete text of the Updated By-laws, which is being filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders
Below is a brief description of each matter submitted to a vote at the 2024 Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter as applicable.

The Company’s shareholders elected Mr. David Jeffrey Richardson and Ms. Mui Sung Yeo as directors to serve until the 2028 Annual Meeting of Shareholders and until such person’s successor is duly elected and qualified. The votes were cast as follows:

	For	Withhold	Broker Non-Votes
Mr. David Jeffrey Richardson	29,626,068	18,493,405	4,032,028
Ms. Mui Sung Yeo	29,641,766	18,477,707	4,032,028

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 28, 2024. The votes were cast as follows:

For	Against	Abstain
51,763,832	343,621	44,048

The Company’s shareholders approved, on a non-binding basis, the overall compensation of the Company’s named executive officers as described in the Compensation Discussion & Analysis and the accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the 2024 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
47,178,831	862,880	77,762	4,032,028

The Company’s shareholders approved the amendment to the Company's amended and restated by-laws to limit the liability of officers of the Company as permitted by the recent amendments to the Pennsylvania Business Corporation Law of 1988. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
43,839,564	4,179,565	100,344	4,032,028

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.1	The Company’s Amended and Restated By-Laws, effective as of March 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: March 14, 2024	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)